Exhibit 99.1 INVESTOR PRESENTATION Fall 2020

Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; uncertainties and risks related to natural disasters, global climate change and public health crises, including the recent and ongoing COVID-19 pandemic; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; defaults or non-renewals of contracts with customers; potential bankruptcy or insolvency of our customers; or the inability of our customers to otherwise perform under their contracts, including as a result of the recent and ongoing COVID-19 pandemic; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs, including as a result of the recent and ongoing COVID-19 pandemic; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; our failure to realize the intended benefits from our recent acquisitions, including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses, including but not limited to: AM-C Warehouses, Caspers Cold Storage & Distribution, Cloverleaf Cold Storage, Lanier Cold Storage, MHW Group Inc., Nova Cold Logistics, Newport Cold Storage and PortFresh Holdings, LLC; acquisition risks, including the failure of such acquisitions to perform in accordance with projections; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a REIT; our operating partnership’s failure to qualify as a partnership for federal income tax purposes; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; labor and power costs; changes in real estate and zoning laws and increases in real property tax rates; the competitive environment in which we operate; our relationship with our employees, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employee related litigation; liabilities as a result of our participation in multi-employer pension plans; losses in excess of our insurance coverage; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares of beneficial interest, $0.01 par value per share, or our common shares; the potential dilutive effect of our common share offerings; and risks related to any forward sale agreement, including the various forward sale agreements that we have entered into since September 2018, including substantial dilution to our earnings per share or substantial cash payment obligations. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near- term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this presentation include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Key Investment Highlights Important First Mover Global Market Leader Infrastructure Supported Strong and Stable Food Advantage as the Only with Integrated Network by Best-in-Class IT and Industry Fundamentals Publicly Traded REIT of Strategically-Located, Operating Platforms Drive Growing Demand Focused on Temperature- High-Quality, “Mission- Provides a Significant for Our Business Controlled Warehouses Critical” Warehouses Competitive Advantage Experienced Substantial Internal and Management Team, External Growth Investment Grade, Alignment of Interest and Opportunities Expected Flexible Balance Sheet Best-In-Class Corporate to Drive Attractive Positioned for Growth Governance Risk-Adjusted Returns 1

Company Snapshot

World's largest publicly traded REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses

Portfolio Overview

Warehouses	Ownership Type	Total Capacity	Average Facility Size	Countries of Operation	Estimate of U.S. Market Share	Number of Customers	Number of Pallet Positions
183	*147 owned [(1)], 25 capital / operating leased, 11 managed*	*1.1bn cubic feet / 45mm square feet*	*6mm cubic feet / 253K square feet*	*U.S., Australia, New Zealand, Argentina, Canada and Brazil*	*18% [(2)]*	*~2,600*	*~4.0mm*

Financial Highlights

$9.6bn	*Total Enterprise Value [(3)]*
$7.9bn	*Equity Market Cap [(3)]*
$418.3mn	*LTM PF Core EBITDA*
$0.84	*2Q20 Annualized Dividend per Share*
4.9% / 5.8%	*YTD 1H20 SS Revenue / NOI Growth Rate [(4)]*

LTM 6/30/20 Segment Breakdown [(5)]



Revenue
Warehouse
79%
LTM 6/30/20
TOTAL
REVENUE
$1,910mm
14%
Third-Party
Managed
7%
Transportation
Contribution / NOI (6)
Warehouse
94%
LTM 6/30/20
TOTAL
CONTRIBUTION
(NOI)
$564mm
2%
3%
Third-Party
Managed
Transportation

Note: Figures as of June 30, 2020, unless otherwise indicated
(1) Includes seven ground leased assets
(2) See page 6. Revised methodology. 2020 IARW North American Top 25 List (June 2020), per GCCA website. U.S. only. Capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(3) Based on COLD share price as of September 9, 2020
(4) Same store revenue and NOI growth rates on a constant currency basis
(5) Excludes quarry business
(6) Segment contribution refers to segment's revenues less segment specific operating expenses (excludes any depreciation, depletion and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income ("NOI")

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americold

Largest Fully Integrated Network of Temperature-Controlled Warehouses An indispensable component of food infrastructure from “farm to fork" e-Commerce Fulfillment Delhi, LA LaPorte, TX Atlanta, GA Farm Phoenix, AZ Fork Production Public Distribution Retail Distribution Advantaged Warehouse Center Center Supermarket Warehouse Food Producers Americold Realty Trust Food Distribution + Retailers Gouldsboro Distribution Center Gouldsboro, PA 3

Integrated Operations Overview Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy Segment Overview Select Customers % of Contribution (1) . Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income . Comprehensive value-add services Warehouse NOI . Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors 94% Warehouse Third-Party (Storage and and Handling) (Storage Managed Transportation Tradewater Distribution Facility – Atlanta, GA Warehouse . Management of customer-owned warehouses Party . Warehouse management services provided at customer- - owned facilities 2% Managed Third-Party Third . Operating costs passed through to customers Managed . Asset-light consolidation, management and brokerage services . Complements warehouse segment . Enhances customer retention and drives warehouse storage 3% and occupancy . Supplementary offering that improves supply chain efficiency Transportation Transportation and reduces cost by leveraging Americold’s scale 4 (1) LTM figures as of June 30, 2020 and excludes the quarry business segment

Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks AustraliaAustralia     8YXZ:8YXZ: 1287112_1.wor1287112_1.wor     Argentina Distribution  Public Production Advantaged New Zealand Facility Leased Third-Party Managed 8YXZ:8YXZ: 1287112_1.wor1287112_1.wor 8YXZ:8YXZ: 1287112_1.wor1287112_1.wor United States (1) Canada AustraliaAustralia (1)(1) NewNew Zealand Zealand Argentina (1) # of Facilities 161 7 6 7 2 Square Feet (000s) 42,315 471 1,644 516 232 Cubic Feet (mm) 992.6 39.8 47.6 20.4 9.7 5 Note: Americold portfolio figures as of June 30, 2020. Excludes 15% interest in Brazilian joint-venture (1) Figures include ambient facility, except for cubic feet metric

A Global Market Leader in Temperature-Controlled Warehousing

Our position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

U.S. Market (1)

Rank	*Company*	*Market Share*	*Cubic Ft (mm)*
1	Lineage Logistics	25.2%	1,392
2	**americold**	**18.0%**	**993**
3	US Cold Storage, Inc.	6.8%	374
4	AGRO Merchants Group	2.2%	119
5	Interstate Warehousing, Inc.	2.1%	116
6	Burris Logistics	1.4%	75
7	NewCold Advanced Cold Logistics	0.9%	48
8	Hanson Logistics	0.8%	44
9	Holt Logistics Corp.	0.6%	35
10	MTC Logistics	0.5%	25
TOTAL (3)		**58.4%**	**3,220**

Global Market (2)

Rank	*Company*	*Market Share*	*Cubic Ft (mm)*
1	Lineage Logistics	7.0%	1,789
2	**americold**	**4.4% (4)**	**1,110 (4)**
3	US Cold Storage, Inc.	1.5%	374
4	AGRO Merchants Group	1.1%	242
5	NewCold Advanced Cold Logistics	0.8%	195
6	Nichirei Logistics Group, Inc.	0.7%	183
7	Kloosterboer B.V.	0.7%	171
8	VersaCold Logistics Services	0.5%	123
9	Interstate Warehousing, Inc.	0.5%	116
10	Frialsa Frigorificos	0.4%	106
TOTAL (3)		**17.4%**	**4,409**

Note: Americold portfolio figures provided by the Company as of June 30, 2020. Previous presentations used 2020 USDA Capacity of Refrigerated Warehouses Report and now have been switched to 2020 GCCA Global Cold Storage Capacity Report. Warehouses must meet additional criteria to be included in the publication. Figures may not sum due to rounding

(1) 2020 IARW North American Top 25 List (June 2020), per GCCA website. U.S. only. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(2) 2020 IARW Global Top 25 List (July 2020), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(3) The remaining 41.6% and 82.6% of the U.S. and global markets consist of ~2.3bn cubic feet and ~20.1bn cubic feet, respectively
(4) Figures do not include Americold's SuperFrio JV investment in Brazil

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americold

Highly Diversified Business Model Produces Stable Cash Flows

Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends

Pro Forma Commodity (1)



LTM 6/30/20
WAREHOUSE
REVENUE
Dairy
8%
Pork
7%
Other
6%
Fruits &
Vegetables
6%
Bakery
4%
Beef
3%
Distributors (4)
2%
Seafood
2%
Retail (2)
22%
Packaged Foods (3)
17%
Poultry
15%
Potatoes
9%

~76% of Revenue from Food Manufacturers and ~22% from Retailers

Pro Forma Global Geographic Diversity (1)



Global Warehouse
LTM 6/30/20
WAREHOUSE
REVENUE
Argentina
Canada
New
Zealand
Australia
<1%
2%
2%
11%
United
States
85%
U.S. Warehouse
LTM 6/30/20
TOTAL U.S.
WAREHOUSE
REVENUE
Central
28%
Southeast
26%
West
21%
East
25%

Pro Forma Warehouse Type (1)



LTM 6/30/20
WAREHOUSE
REVENUE
Distribution
53%
Production
Advantaged
25%
Public
Warehouse
21%
Facility Leased
1%
LTM 6/30/20
WAREHOUSE
CONTRIBUTION
(NOI)
Distribution
49%
Production
Advantaged
30%
Public
Warehouse
20%
Facility Leased
1%

Note: Figures may not sum due to rounding. Figures pro forma for the acquisition of MHW Group, including 7.5 months of COLD ownership and 4.5 months of prior ownership and the acquisition of Nova Cold Logistics and Newport Cold Storage, including 6 months of COLD ownership and 6 months of prior ownership

(1) Diversification based on warehouse segment revenues for the twelve months ended June 30, 2020
(2) Retail reflects a broad variety of product types from retail customers
(3) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs
(4) Distributors reflects a broad variety of product types from distribution customers

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americold

Long Standing Relationships with Top 25 Customers Scope and scale of network coupled with long-standing relationships position us to grow market share organically and through acquisitions Representative Food Producers / CPG Companies (1) Top 25 Customers Have been with Americold for an average of 30+ years 12 customers are investment grade (2) 100% utilize multiple facilities 100% utilize technology integration 92% utilize value-add services Representative Retailers / Distributors (1) 88% utilize committed contracts or leases 60% are in fully dedicated sites 48% utilize transportation and consolidation services 25 largest customers account for approximately 58% (3) of warehouse revenues, with no customer generating more than 8% (3) of revenues (1) Not all customers shown are in COLD’s top 25 largest customers in the warehouse segment 8 (2) Represents long-term issuer ratings as of 2Q20 (3) Based on LTM warehouse revenues as of June 30, 2020. Figures pro forma for the acquisition of MHW Group, including 7.5 months of COLD ownership and 4.5 months of prior ownership and the acquisition of Nova Cold Logistics and Newport Cold Storage, including 6 months of COLD ownership and 6 months of prior ownership

Economic Occupancy Driving Improved Returns

Implementation of our standard underwriting procedures has contributed to consistent occupancy growth over the last three years

Economic Occupancy

- Significantly increased fixed commitment contracts in our portfolio
- Economic occupancy reflects the aggregate number of physically occupied pallets and any additional pallets otherwise contractually committed for a given period, without duplication

Physical Occupancy

- Typical optimal physical occupancy is **~85%** to maximize four-wall cash flow / NOI
  - Varies based on several factors, including intended customer base, throughput maximization, seasonality and leased but unoccupied pallets

Network Average Economic & Physical Occupancy Trend



1Q
2Q
3Q
4Q
Annual
80% 79% 81%
75% 78% 76% 75% 76%
77% 77% 78%
74% 76% 74% 73% 71%
81% 79%
77% 77% 77% 75%
84% 83%
81% 82% 81% 80%
80% 80%
76% 78% 77% 76%
'16 '17 '18 '19 '20
16 '17 '18 '19 '20
'16 17 '18 '19
'16 '17 18 '19
'16 '17 '18 19

Note: Dotted lines represent incremental average economic occupancy percentage

Illustrative Economic Occupancy (1)



Warehouse Pallets
X
Currently Occupied
Contractually Reserved Pallets



10,000
9,000
8,000
7,000
6,000
5,000
Economic Occupancy: 8,500
Physical Occupancy
7,000
6,800
7,000
7,100
7,350
7,600
7,850
8,300
8,500
9,000
8,800
8,300
January
February
March
April
May
June
July
August
September
October
November
December

(1) Example assumes 10,000 pallet positions and is for illustrative purposes only

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americold

Growing Committed Revenue in Warehouse Portfolio

Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases

- ***Fixed storage committed contracts*** and leases currently represent:
  - ***41%*** of warehouse rent and storage revenues (1) and
  - ***45%*** of total warehouse segment revenues (2)
- ***6-year*** weighted average stated term (3)
- ***3-year*** weighted average remaining term (3)
- As of June 30, 2020, we had entered into at least one fixed commitment contract or lease with ***22 of our top 25*** warehouse customers
- The scope and breadth of our network positions us to continue to increase our fixed storage commitments
- Our recent acquisitions have a lower percentage of fixed commitment contracts as a percent of rent and storage revenue. We view this as an opportunity as we bring these acquisitions onto Americold's commercialization standards

Rent & Storage Warehouse Revenue



$0.51bn $0.51bn $0.51bn $0.52bn $0.61bn $0.61bn $0.62bn $0.64bn $0.66bn
60% 58% 57% 57% 62% 60% 59% 60% 59%
40% 42% 43% 43% 38% 40% 41% 40% 41%
2Q18 3Q18 4Q18 1Q19 2Q19 (4) 3Q19 (4) 4Q19 (4) 1Q20 (4) 2Q20 (4)
Other Rent & Storage Revenue
Annualized Committed Rent & Storage Revenue (1)

Total Warehouse Segment Revenue



$1.16bn $1.17bn $1.17bn $1.18bn $1.43bn $1.44bn $1.47bn $1.51bn $1.52bn
56% 56% 55% 51% 55% 55% 54% 55% 55%
44% 44% 45% 49% 45% 45% 46% 45% 45%
2Q18 3Q18 4Q18 1Q19 2Q19 (4) 3Q19 (4) 4Q19 (4) 1Q20 (4) 2Q20 (4)
Other Warehouse Segment Revenue
Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2)

(1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of June 30, 2020
(2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for the quarter ended June 30, 2020
(3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of June 30, 2020
(4) Figures pro forma for the acquisition of MHW Group, including 7.5 months of COLD ownership and 4.5 months of prior ownership and the acquisition of Nova Cold Logistics and Newport Cold Storage, including 6 months of COLD ownership and 6 months of prior ownership

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americold

Warehouse Financial Summary Warehouse Revenue ($mm) 2015A – LTM 6/30/20 CAGR Constant $1,503 $1,377 Actual $ Currency (1) $1,146 $1,177 $1,057 $1,081 $863 Warehouse $795 8.9% 9.6% $662 Services $588 $604 $644 Rent & $640 7.1% 8.1% $469 $477 $502 $515 $583 Storage 2015A 2016A 2017A 2018A 2019A LTM 6/30/20 Total 8.1% 8.9% Rent & Storage Warehouse Services Warehouse NOI ($mm) Contribution (NOI) 29.1% 29.1% 30.4% 31.8% 32.5% 32.6% 2015A – LTM 6/30/20 CAGR Margin Constant $490 Actual $ (1) $448 Currency $65 $375 $61 Warehouse $348 40.6% 38.4% $308 $314 $24 $37 Services $14 $11 Rent & $387 $425 8.6% 9.3% $338 $294 $303 $324 Storage Total 10.9% 11.3% 2015A 2016A 2017A 2018A 2019A LTM 6/30/20 Rent & Storage Warehouse Services Margin expansion has been driven by improved commercialization and customer mix, contractual rate increases, occupancy growth and operational improvements 11 (1) On a constant currency basis relative to fiscal year 2015 foreign currency exchange rates

Substantially All Warehouse NOI Driven by Rental & Storage Revenue + = Rent & Storage Warehouse Services Total Warehouse Commentary REIT: Rent & Storage $0.43 $0.57 $1.00 TRS: Warehouse Services Revenues Power ($0.06) – ($0.06) Power and utilities Other Real Estate Related Costs: facility Facility ($0.08) – ($0.08) maintenance, property taxes, insurance, Costs rent, security, sanitation, etc. Direct labor, overtime, contract labor, Expenses Labor – ($0.44) ($0.44) indirect labor, workers’ compensation and benefits Other MHE (1), warehouse operations Services – ($0.09) ($0.09) (pallets, shrink wrap, OS&D and D&D (2)) Costs PPE and warehouse administration $0.28 $0.05 $0.33 Margin: 66% 8% 33% NOI + = % WH Total: 87% 13% 100% 12 Note: Based on LTM warehouse segment as of June 30, 2020. Future results may vary. Figures may not sum due to rounding (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively

Positioned for Multiple Avenues of Growth Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities Organic Growth Opportunities Development and External Growth and Expansion Redevelopment Opportunities 9 Expand Presence 8 in Other Global Food Temperature Sensitive Products 7 Producers Outsourcing & in the Cold Chain Geographic 6 Sale-Leaseback Expansion Opportunities into New 5 Industry Markets Consolidation  4 Redevelopment & Existing Site Customer-Specific  3 Expansion Build-to-Suit Operational & Market-Driven  2 Efficiencies Development & Cost  1 Underwriting Containment & Contract Rate Standardization  Escalations / Occupancy  Signifies COLD has and continues to capitalize on growth opportunities Increases   13

Organic Growth Initiatives Have Driven Same Store Growth

Same store performance is the culmination of replacing legacy customer agreements with new contracts implementing our Commercial Business Rules, active asset management and leveraging integrated network, scale and market position

Same Store Warehouse Revenue Growth

Expected to range between 2% – 4% on a constant currency basis



Actual $ Growth %
1.6%
3.2%
6.1%
2.9%
1.9%
3.3%
Constant Currency $ Growth %
4.9%
4.1%
5.8%
3.9%
3.5%
4.9%
2015
2016
2017
2018
2019
YTD'20

Total Same Store Warehouse NOI Growth

Expected to range 100 – 200 bps higher than associated SS revenue



Actual $ Growth %
3.2%
2.1%
9.8%
6.9%
3.9%
4.6%
Constant Currency $ Growth %
6.1%
2.9%
9.5%
7.4%
5.1%
5.8%
2015
2016
2017
2018
2019
YTD'20

YTD Same Store Portfolio (1)



Non-Same Store
3%
18%
6
31
TOTAL COLD WAREHOUSE FACILITIES
172
135
Legacy COLD Same Store
Acquired Non-Same Store
Legacy COLD Non-Same Store
Same Store
78%

Same Store NOI Margin



63.0%
64.5%
65.5%
66.2%
67.0%
67.4%
SS Rent & Storage
29.5%
29.8%
30.9%
32.1%
32.6%
33.0%
Total SS Warehouse
2.5%
2.0%
4.0%
5.8%
6.9%
6.6%
SS Warehouse Services
2015
2016
2017
2018
2019
YTD'20

Note: Figures as of June 30, 2020, unless otherwise indicated
Note: Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period
Note: NOI growth represents year-over-year growth to the comparable prior period
(1) Figures pro forma for the acquisition of MHW Group, including 7.5 months of COLD ownership and 4.5 months of prior ownership and the acquisition of Nova Cold Logistics and Newport Cold Storage, including 6 months of COLD ownership and 6 months of prior ownership

14

americold

Historic Same Store Seasonality Trend Same store metrics show consistent seasonal trends Key Quarterly Drivers Quarterly Same Store Revenue (% of Annual) (1) 25% 25% 26% 26% First / Second Quarter 24% 24% 25% 25% . Timing of Easter moves between Q1 and Q2 . On average Q1 and Q2 are relatively consistent Third Quarter Q1 Q2 Q3 Q4 . The harvest ramp coupled with holiday season 2018 Revenue 2019 Revenue inventory build often drives Q3 revenue growth . Q3 (mid / late summer) is the hottest weather Quarterly Same Store NOI (% of Annual) (1) quarter which negatively impacts NOI due to 27% 28% 25% 25% 25% 24% increased power expense 24% 23% Fourth Quarter . Peak holiday season drives higher volumes . Power expense moderates back to average levels Q1 Q2 Q3 Q4 2018 NOI 2019 NOI 15 (1) Reflects 2019 same store pool shown on a constant currency basis relative to 2018 foreign currency exchange rates

Growth Strategy – Expansion and Development

Completed Since 2018	*Middleboro, MA* *Rochelle, IL* *Columbus, OH*	*Chesapeake, VA* *North Little Rock, AR* *Savannah, GA*	**44.1mm Cu Ft** **~147,000 Pallets**	*Incurred Cost* **~$237mm**

Expansion and Development Opportunities (1)

Under Construction	*Atlanta, GA* *Auckland, New Zealand*	*Plainville, CT* *Lancaster, PA*	**46.4mm Cu Ft** **~146,000 Pallets**	*Total Estimated Costs (2)* **~$529mm** *4 Expansions*

Current Expansion and Development Pipeline (3)

Estimated Investment $1bn+

✓ Includes both customer-specific and market-demand

Expansion Opportunities

Customer-Specific | **Market-Demand** + **Existing Sites for Future Expansion** | **760+ acres of excess developable land** *In current portfolio*

Expect to initiate on average 2 to 3 expansion / development opportunities annually, with aggregate invested capital of $75 million to $200 million

(1) As of June 30, 2020; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate
(2) Reflects management's estimate of cost of completion as of June 30, 2020
(3) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all

16

Development of Two Automated Facilities for Ahold Delhaize Development Overview . COLD entered into a definitive development agreement with Ahold Delhaize USA (“ADUSA”) to build two automated, retail fulfillment centers that will serve ~750 stores in the Northeast and Mid-Atlantic US Ahold Delhaize Dedicated Facility Lancaster, PA ‒ Upon completion, ADUSA will become a top 25 customer ‒ Ahold Delhaize is the 2nd largest grocer in the world with strong investment grade ratings (S&P: BBB / Moody's: Baa1) . ~$325mm of total development capital investment (1) . Construction is commencing in 2Q20 and is expected to fully stabilize in 2H23 Strategic Rationale . Provides long-term infrastructure for a top grocer in the US ‒ Supports ADUSA’s strong same store growth rate . 20-year commitment with highly attractive returns ‒ 10-12% expected stabilized NOI ROIC for both sites CTCT . Grocery retail remains mission-critical in a post COVID-19 world Key Facility Statistics PAPA Facilities Plainville, CT and Lancaster, PA Total Cubic Feet ~23.5mm cubic feet MDMD VAVA Total Pallet Positions ~59K pallet positions 1308048_1.wor1308048_1.wor (NY00901W)(NY00901W) New Ahold Existing COLD Clear Height ~130 feet Delhaize Facilities Warehouse Facilities Job Creation 200+ 17 Note: No assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate, or that targeted returns will be achieved (1) Funded through ~$135mm of net proceeds from the settlement of forward equity issued in September 2018, revolver availability and cash on hand

Acquisition of AM-C Warehouses

The acquisition of AM-C Warehouses strengthens Americold's presence in the Dallas-Fort Worth region

Transaction Overview

- In August 2020, COLD announced the acquisition of AM-C Warehouses for **~$85mm** at a combined **~7.4%** cap rate
  - 2 distribution centers (one leased, one owned)
    - Mansfield (owned): ~27k pallet positions with ~8.6mm CuFt; 18 additional acres available for expansion
    - Grand Prairie (leased): ~18k pallet positions with ~5.2mm CuFt
  - Strategically located between Dallas and Fort Worth – facilities complement COLD's existing 5 DFW facilities
- Grows DFW market capacity by approximately 30% and expands COLD's protein capabilities, including COLD's wallet share with one of the leading global protein producers


AM-C Warehouses
Mansfield, Texas

Facility at a Glance

Location	Dallas / Fort Worth, TX
Cubic Feet	~13.8mm cubic feet
Pallet Positions	~45K pallet positions


Plano
Collin
Carrollton
Richardson
Tarrant
Dallas
Irving
Dallas
Grand Prairie
Arlington
Fort Worth
35
820
30
45
AM-C Warehouses
Existing COLD Warehouse Facilities

18

Acquisition of Caspers Cold Storage The acquisition of Caspers Cold Storage strengthens Americold’s presence in the Florida markets Transaction Overview . In August 2020, COLD announced the acquisition of Caspers Cold Storage for ~$26mm – Newly developed facility (built in 2018) on ~15 acres of land – Strategically located at the intersection of I-4 and I-75 in Tampa, Florida – facility complements COLD’s nearby Plant City and Bartow AM-C Warehouses sites NewportSt. Paul, Cold Minnesota Storage St. Paul, Minnesota Caspers Cold Storage . Expands relationship with existing customers and provides access to Tampa, Florida new high-quality customers . Potential synergies to be achieved through COLD’s commercialization platform and the Americold Operating System Facility at a Glance Location Tampa, FL Cubic Feet ~3.2mm cubic feet Caspers Cold Storage Existing COLD Warehouse Facilities Pallet ~12K pallet positions 19 Positions

Flexible Balance Sheet Positioned for Growth

Capitalization

($ in millions)	As of 6/30/20
Share Price (as of 9/9/2020)	$37.81
Fully Diluted Shares Outstanding	208.354
Equity Market Capitalization	**$7,878**
Debt	
Senior Unsecured Revolver ($800mm Capacity)	$–
Senior Unsecured Term Loan A-1	425
Senior Unsecured Term Loan A-2	184
Series A 4.68% Unsecured Notes due 2026	200
Series B 4.86% Unsecured Notes due 2029	400
Series C 4.10% Unsecured Notes due 2030	350
2013 Mortgage Loans	280
Sale Leaseback Financing Obligations	114
Capitalized Lease Obligations	73
Total Debt	**$2,025**
Less: Cash and Cash Equivalents	(299)
Net Debt	**$1,727**
Total Enterprise Value ("TEV")	**$9,604**
Leverage Metrics	
Net Debt / PF LTM Core EBITDA[1]	4.1x
Net Debt / TEV	18.0%

Liquidity

- ✓ Significant Liquidity: ~$1.2bn[2]
  - $800mm Undrawn Senior Unsecured Revolving Credit Facility
    - Interest Rate: L + 85 bps
- ✓ Minimal near-term debt maturities



TOTAL LIQUIDITY
$1.2bn
24%
Cash $299
11%
2018 Forward Proceeds $134[3]
1%
2020 Forward Proceeds $17[4]
63%
Revolver Availability $777

Debt Profile

✓ Investment grade ratings: Baa3 (Moody's), BBB (Fitch / DBRS Morningstar)



Debt Type
$467 Secured
23%
77%
$1,559 Unsecured



Rate Type (5)
$284 Floating
14%
86%
$1,742 Fixed

Debt Maturity (6)



% of Debt Maturing
2020: –
2021: –
2022: –
2023: 15%
2024: –
2025: 33%
2026: 11%
2027: –
2028: –
2029: 22%
2030: 19%
Undrawn Revolver(7)
Unsecured Term Loan A-2
Unsecured Term Loan A-1
Series A 4.68% Unsecured Notes
Series B 4.86% Unsecured Notes
Series C 4.10% Unsecured Notes
2013 Mortgage Loans
$280
$800
$184
$425
$200
$400
$350
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Note: Dollars in millions except per share figures. Figures based on company filings as of 6/30/2020. Capitalization excludes net proceeds from 2018 Forwards (outstanding settlement date of no later than 3/20/2022) and 2020 Forwards (outstanding settlement date of no later than 7/2021). The Company may settle the forwards by issuing new shares or may instead elect to cash settle or net share settle all or a portion of the forward shares. Figures may not sum due to rounding

(1) Figures pro forma for the acquisition of MHW Group, including 7.5 months of COLD ownership and 4.5 months of prior ownership and the acquisition of Nova Cold Logistics and Newport Cold Storage, including 6 months of COLD ownership and 6 months of prior ownership

(2) Figure reflects cash, forward proceeds and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$23mm in letters of credit

(3) Assumes the issuance of ~6mm common shares upon the full physical settlement of the 2018 forward sale agreement

(4) Assumes the issuance of ~.5mm common shares upon the full physical settlement of the 2020 forward sale agreement

(5) Reflects impact of swap agreement effective January 31, 2019 on $100mm of the Unsecured Term Loan principal at a rate of 2.48% and swap agreement effective August 15, 2019 on $225mm of the Unsecured Term Loan principal at a rate of 1.30%

(6) Reflects the principal due each period and does not adjust for amortization of principal balances

(7) Revolver maturity date assumes the exercise of two six month extension options

20

americold

Strategic Investment Approach to Maintain a High-Quality Portfolio

Capital expenditures ensure that our temperature-controlled warehouses meet the "mission-critical" role they serve in the cold chain

As a % of Total Warehouse NOI before R&M Expense



2017A
Total Spend
$103mm
12.4%
1.0%
0.5%
11.0%
13.1%
7.8%
5.4%
2018A
Total Spend
$96mm
10.3%
0.7%
0.7%
8.8%
12.3%
7.6%
4.6%
2019A
Total Spend
$115mm
11.8%
0.8%
0.9%
10.1%
11.0%
6.6%
4.4%
Recurring Capex (1)
(Capitalized)
R&M Expense (2)
(Expensed – P/L)
Real Estate
Personal Property
Information Technology

Note: Dollars in millions. Figures may not sum due to rounding

(1) Recurring capital expenditures are incurred to extend the life of, and provide future economic benefit from, our existing temperature-controlled warehouse network and its existing supporting personal property and information technology systems. Examples include replacing roof and refrigeration equipment, re-racking warehouses and implementing energy efficient projects. Personal property capital expenditures include material handling equipment (e.g. fork lifts and pallet jacks) and related batteries. Information technology expenditures include expenditures on existing servers, networking equipment and current software

(2) Repairs and maintenance expense includes costs of normal maintenance and repairs and minor replacements that do not materially extend the life of the property or provide future economic benefits. Examples include ordinary repair and maintenance on roofs, racking, walls, doors, parking lots and refrigeration equipment. Personal property expense includes ordinary repair and maintenance expenses on material handling equipment (e.g. fork lifts and pallet jacks) and related batteries

21

americold

Commitment to Environmental, Social and Governance Initiatives Commitment to energy excellence and efficiency  Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold and Silver certifications at 131 facilities  Completed LED lighting conversions at 75 facilities since 2011  Noteworthy fast door implementation savings Environmental  Food Logistics magazine’s Top Green Service provider for last three years Awards & Recognition Social initiatives  Serve the public good by maintaining the integrity of the food supply and reducing waste  Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox Social Shareholder-friendly corporate governance Charitable Organizations  Eight of nine board members independent  All committees comprised of independents  Gender diversity at board level  Cannot opt into MUTA without shareholder vote  Governance No poison pill  Non-classified board 22  Shareholder “Say on Pay”

Conclusion Important First Mover Global Market Leader Infrastructure Supported Strong and Stable Food Advantage as the Only with Integrated Network by Best-in-Class IT and Industry Fundamentals Publicly Traded REIT of Strategically-Located, Operating Platforms Drive Growing Demand Focused on Temperature- High-Quality, “Mission- Provides a Significant for Our Business Controlled Warehouses Critical” Warehouses Competitive Advantage Experienced Substantial Internal and Management Team, External Growth Investment Grade, Alignment of Interest and Opportunities Expected Flexible Balance Sheet Best-In-Class Corporate to Drive Attractive Positioned for Growth Governance Risk-Adjusted Returns 23